Exhibit 99.2

A Diverse Fintech & Agri - Fintech Group Making a Difference Delivering Financial Inclusion and Food Security August 10, 2023 NASDAQ: TIO Q3 2023 Financial Results Conference Call

2 Third Quarter 2023 Financial Results Conference Call Forward Looking Statements Cautionary Note Regarding Forward - Looking Statements Certain statements made herein contain, and certain oral statements made by representatives of Tingo Group, Inc . (“Tingo Group”) and its affiliates, from time to time may contain, “forward - looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 . Tingo Group and its subsidiaries actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward - looking statements as guarantees or predictions of future events . Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward - looking statements . These forward - looking statements include, without limitation, Tingo Group’s expectations with respect to future performance . The statements contained in this presentation that are not purely historical are forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . These statements are based on the beliefs and assumptions of our management based on information currently available to management . Such forward - looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward - looking statements . Most of these factors are outside of the control of Tingo Group and are difficult to predict . Factors that may cause such differences include but are not limited to : (1) the inability to obtain or maintain the listing of Tingo Group’s common stock on Nasdaq ; (2) the risk that the integration of the businesses of Tingo Mobile Limited (“Tingo Mobile”), Tingo Group and their affiliated companies with the historical business of Tingo Group disrupts the current plans and operations of Tingo Group ; (3) the ability to recognize the anticipated benefits of the acquisitions of Tingo Mobile, Tingo Foods Plc (“Tingo Foods”) and their affiliated companies, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth economically and hire and retain key employees ; (4) changes in applicable laws or regulations ; (5) the possibility that Tingo Group may be adversely affected by other economic, business, and/or competitive factors ; and (6) the ability of Tingo Foods to recognize benefits associated with its partnership with Evtec Energy PLC, and other risks and uncertainties identified in the Tingo Group annual report on Form 10 - K for the year ended December 31 , 2022 , filed with the Securities and Exchange Commission (“SEC”) on March 31 , 2023 , including those under “Risk Factors” therein, and in other filings with the SEC made by Tingo Group . The foregoing list of factors is not exclusive . Readers are referred to the most recent reports filed with the SEC by Tingo Group . Furthermore, such forward - looking statements speak only as of the date of this report . Except as required by law, we undertake no obligation to update any forward - looking statements to reflect events or circumstances after the date of such statements . This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any of our securities, nor shall there be any offer or sale of our securities in any jurisdiction in which such solicitation or sale would be unlawful prior to registration or qualification of our securities under the laws of any such jurisdiction . This presentation contains a discussion of EBITDA, a non - GAAP measure . This measure as calculated by Tingo Group and as presented in this document may differ materially from similarly titled measures reported by other companies due to differences in the way these measures are calculated . Non - GAAP measures have important limitations as analytical tools and should not be considered in isolation from, or as a substitute for an analysis of, Tingo Group’s operating results as reported under U . S . GAAP . A reconciliation of non - GAAP measures to GAAP financial measures is included elsewhere in this presentation .

3 Third Quarter 2023 Financial Results Conference Call Agenda • Introduction and Recent Developments • Product Timelines, Updates and Partnerships • Financial Results • Closing Summary and Q&A Dozy Mmobuosi Kenneth Denos Tingo Mobile & Tingo Foods Founder and Group Co CEO Group Co CEO • Founded Tingo Mobile Limited • Founded Tingo Foods PLC • Launched Nigeria’s 1st SMS Banking Solution • Co - sponsor for Africa Acquisition Corp Inc. • CEO, Outsize Capital • Director & Officer, Equus Total Return • Founder Acadia Law Group • CEO of MCC Global

Third Quarter 2023 Financial Results Conference Call

Corporate Overview

Following completion of the acquisition of Tingo Mobile on November 30, 2022, Tingo Group is a diverse Fintech and Agri-Fintech group of companies with operations in Africa, Southeast Asia and the Middle East:

- **Tingo Mobile** is a leading fintech and agri-fintech business operating in Africa
- **Tingo Foods** processes crops into finished products from its large farming member base
- **Tingo DMCC** trades and exports agricultural commodities and finished food products
- **TingoPay Super-App** providing payment services and e-wallet in partnership with Visa, as well as a range of value-added products and merchant services
- **Insurance and Financial Services Fintech verticals**, so far focused on Southeast Asia; currently being repositioned to best support the Tingo businesses
- **Tingo Pakistan**, under a Memorandum of Understanding with the Government's Khyber Pakhtunkhwa Information Technology Board, Tingo is preparing to roll out its agri-fintech, food processing and export businesses throughout Pakistan
- Tingo Group has significant opportunities for **further international expansion**

Key Highlights

$2.41B
9 Months to Sep 2023
Revenue

$870.8M
9 Months to Sep 2023
Gross Profit

$492.5M
9 Months to Sep 2023
Operating Income

$777.9M
9 Months to Sep 2023
EBITDA[1]

$422.1M
Q3 Investment in: (i) mobile phones for new customers; and (ii) inventory payments for Tingo DMCC

Timeline

2020 — MICT Inc.: Fintech company providing a range of B2B and B2C proprietary platforms and technology in Southeast Asia

Nov 30, 2022 — Tingo mobile: Following the completion of extensive due diligence through EY, Dentons and others MICT acquired 100% of Tingo Mobile Ltd[2]

Feb 9, 2023 — Tingo Foods: MICT acquired 100% Tingo Foods PLC[3], before subsequently changing name from MICT, Inc. (MICT) to Tingo Group, Inc. (TIO)

(1) See EBITDA reconciliation on page 16. EBITDA is considered a non-GAAP measure of financial performance
(2) See Dec 1, 2022, press release and transaction structure
(3) See Feb 9, 2023, press release

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5 Third Quarter 2023 Financial Results Conference Call Our Mission Make a difference improving global food supply and tackling the world’s food security crisis; by delivering farmer empowerment, improved crop yields, reduced spoilage and better access to markets. Agri - Fintech Mission Group Mission Foster digital and financial inclusion through technology platforms to drive social and economic upliftment 5 Agri - Fintech Mission For Africa and Pakistan Support farmers to achieve sustainable food self - sufficiency, bringing an end to food insecurity and poverty in Africa and Pakistan Third Quarter 2023 Financial Results Conference Call

6 Third Quarter 2023 Financial Results Conference Call Acquisition & Recent Developments • November 30 , 2022 – Completed the acquisition of 100 % of Tingo Mobile, following the completion of extensive due diligence by world class advisors : including Big 4 accounting firm, No . 1 U . S . law firm in Africa, and others • Fourth Quarter of 2022 – Commenced geographical expansion of Tingo Mobile to Ghana, Malawi/East Africa and Dubai/ Middle East • December 2022 – Launched Tingo DMCC commodities trading platform & export business • December 2022 – Launched beta version of TingoPay Super App and Visa Partnership, to field - test and further develop • February 2023 – Completed acquisition of Tingo Foods and commenced to build largest food processing facility in Africa • April 25 , 2023 – Entered agreement with Prime Commodity Exchange (PCX) and All Farmers Association of Nigeria (AFAN), securing considerable produce supply, nationwide warehousing facilities and enhanced commodity trading opportunities • May 30 , 2023 – Commenced commodity export trades through Tingo DMCC, with the aim of fully dollarizing the Company’s group earnings • August 31 , 2023 – Announced commencement of quarterly dividends • October 24 , 2023 – Entered MoU with Pakistan Government to roll out Tingo’s businesses throughout the country

7 Third Quarter 2023 Financial Results Conference Call Agri Fintech Growth Strategy Replicating our Proven Model - Tingo Mobile and NWASSA Marketplace ~30.0M 6.0M >12.5M Expected number of Tingo Mobile customers within next 6 months Mobile Phones Ordered for distribution to new customers in Q4 2023 Tingo Mobile active customers at Sep 30, 2023 NWASSA • October 2022 – Signed All Farmers Association of Nigeria (AFAN) trade partnership – with commitment to triple farmer numbers from 9 . 3 M to ~ 30 . 0 M • November 2022 – Expanded into Ghana, signing Kingdom of Ashanti trade partnership with commitment to enroll a minimum of 2 . 0 M new farmers and a target of 4 . 0 M • December 2022 – Expanded into Malawi as a base to expand into East Africa • Tingo Foods and Tingo DMCC aim to significantly increase offtake and demand for produce from Tingo Mobile farmers, reduce post harvest losses and deliver fair pricing • April 2023 - Signed agreement with Prime Commodity Exchange (PCX) and AFAN, securing nationwide warehousing facilities for produce, increasing offtake capabilities • October 2023 – Entered into MoU with Pakistan Government for countrywide rollout • Progressing testing on forthcoming Nwassa web platform and App to complement existing USSD GSM transaction platform

8 Third Quarter 2023 Financial Results Conference Call Tingo Foods – Food Processing Business Constructing what is believed to be the largest food processing facility in Africa A key part of the Tingo Group eco - system from Seed to Sale Creating significant demand and offtake for Tingo Mobile’s Farmers + Creating significant supply for Tingo’s commodity trading and export business Partnership with Evtec Energy and their associated entities to build $ 150 M 110 MW Solar Plant, aims to achieve net zero carbon emissions and reduced energy costs . • Generated more than $ 1 . 16 billion of revenue between date of acquisition on February 9 , 2023 , and September 30 , 2023 • Delivered gross profit of $ 427 . 1 million in the first eight months since acquisition • Continually developing new products and expanding product range • Constructing largest food processing plant in Africa, with state - of - the - art $ 1 . 6 billion food processing facility in Delta State of Nigeria • Phase 1 of new food processing facility on track and scheduled to open mid - 2024 • Rollout of food processing businesses in Malawi and Pakistan expected H 1 2024 • Farmers and agricultural sector in each country to benefit from substantial expansion of domestic processing capabilities – increasing crop demand, reducing post - harvest losses, delivering better prices to farmers and generating financial upliftment Rendered CAD Designs of Tingo Foods Processing Facility

9 Third Quarter 2023 Financial Results Conference Call Tingo DMCC - Agri Commodity Platform In Partnership with the Dubai Multi Commodities Centre (DMCC) A global commodity platform and export business – completing the seed to sale eco - system • Commenced first exports transactions on May 30 , 2023 , delivering $ 668 million of revenues in five months to September 30 , 2023 • Exclusive agreement with Prime Commodity Exchange (PCX) and All Farmers Association of Nigeria (AFAN), secures considerable produce supply, nationwide warehousing facilities and enhanced commodity trading opportunities • Export business expected to dollarize Company’s group earnings, and at the same time give Tingo Mobile’s farmers and Tingo Foods direct access to international markets • Tingo DMMC on track to facilitate global export of agricultural commodities, including :  Crops from Tingo Mobile’s farmers - such as wheat, millet, paddy rice, cassava, ginger, cashew nuts, cocoa and cotton  Finished food and beverage products from Tingo Foods – such as milled rice, noodles, pasta, cooking oils, coffee, tea and chocolate • Has access to multi - billion dollars per annum of produce for export, through the c . 60 M farmers of Nigeria, to be followed by Ghana, Malawi, Pakistan and other territories

10 Third Quarter 2023 Financial Results Conference Call Prime Commodity Exchange & AFAN Produce Supply, Warehousing and Commodity Exchange Agreement • E xclusive use of AFAN’s existing network of 2 , 322 warehouses for a minimum term of 30 years • Right of first refusal to purchase or trade all produce stored in AFAN’s warehouses - to use primarily to serve the Tingo Foods and Tingo DMCC • PCX e - Warehouse Receipt System in all warehouses, enabling crops and other produce to be commoditized and traded by Tingo from delivery date • Priority position on PCX commodity trading platform, enabling Tingo DMCC to trade produce and commodities on spot, futures and derivative basis • AFAN, the umbrella body for Nigeria’s farming sector, has committed to coordinate its members to utilize the Partnership’s warehouses for produce • The Partnership has committed to a targeted increase in the number of warehouses to 80 , 000 in the next two years • Tingo Mobile has the right to sublet the warehouse space to pre - approved third parties, such as e - commerce businesses and wholesale businesses • Expected to add considerable value to Tingo DMCC, Tingo Foods and the whole Tingo Ecosystem

Third Quarter 2023 Financial Results Conference Call

TingoPay SuperApp and Visa Partnership

Diversifies and expands Tingo Group into new markets – B2C and B2B

VISA

Visa payment services and digital Visa card embedded within the TingoPay SuperApp.

Pan-Africa Visa partnership includes marketing and customer acquisition support

Tingo Pay

TingoPay SuperApp offers full range of e-wallet, payment services, marketplace, e-commerce, insurances and finance to customers


TingoPay

- Full version of TingoPay launched on Android and iOS on September 13, 2023
- New features in development for future versions
- Through Pan-Africa partnership with VISA, TingoPay designed to **accelerate financial inclusion and social upliftment**

- TingoPay business portal and Tingo Visa merchant services enable farmers and businesses in all sectors to easily and securely receive payment
- Aims to deliver e-wallet and digital payment services to Tingo Mobile's existing customer base plus Pan-Africa rollout, then Asia and beyond

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12 Third Quarter 2023 Financial Results Conference Call Financial & Digital Inclusion Increase Food Supply and Reduce Post Harvest Losses Social Upliftment Ecosystem Mobile Handsets with Embedded Software & Platforms Marketplace for inputs and produce Valued - Added Services and Payment Services Processing of produce into finished food products Wholesale and Export of Foods and Commodity Trading

13 Third Quarter 2023 Financial Results Conference Call Environmental, Social & Governance • Fostering digital and financial inclusion through technology platforms – driving the social and economic upliftment of customers • Meaningfully improving global food supply and tackling the world’s food security crisis by e mpowering the farmer - increasing crop yields ; reducing post harvest losses ; improving access to markets, and ; delivering fairer prices • Delivering significant environmental benefits – reducing crop wastage ; improving farming and food production efficiency ; promoting sustainable farming techniques ; reducing freight miles • Adopting a mature ESG framework underpinned and guided by the United Nations’ Sustainable Development Goals 13 Third Quarter 2023 Financial Results Conference Call

14 Third Quarter 2023 Financial Results Conference Call Financial Results Highlights • Net revenues for the three and nine months ended September 30 , 2023 , were $ 586 million and $ 2 . 414 billion respectively, compared to $ 13 . 7 million and $ 35 . 3 million for the three and nine months ended September 30 , 2022 , respectively . The increases are attributable mainly to the acquisitions of Tingo Mobile and Tingo Foods, which closed on December 1 , 2022 , and February 9 , 2023 , respectively , and the commencement of Tingo DMCC’s export trades in May 2023 . • Gross profit for the three and nine months ended September 30 , 2023 , was $ 137 . 9 million and $ 870 . 8 million, respectively, compared to $ 3 . 2 million and $ 6 . 5 million for the three and nine months ended September 30 , 2022 , respectively . Gross profit margin in the third quarter was impacted by : (i) a temporary reduction in Nwassa’s high margin revenues ; and (ii) a significant increase in food price inflation in Nigeria, in relation to which there has been a time lag to adjust selling prices to restore margins . • Operating profit for the three and nine months ended September 30 , 2023 , was $ 50 . 1 million and $ 492 . 5 million, respectively, compared to a loss from operations of $ 8 . 7 million and $ 32 . 5 million for the three and nine months ended September 30 , 2022 , respectively . Operating profit in the third quarter was adversely impacted by the (i) temporary reduction in Nwassa’s and Tingo Foods’ revenues ; (ii) significant increase in food price inflation ; (iii) and the substantial devaluation of the Naira against the U . S . Dollar . • EBITDA 1 for the three and nine months ended September 30 , 2023 , was $ 122 . 6 million and $ 777 . 9 million, respectively, compared to a EBITDA loss of $ 8 . 1 million and $ 29 . 3 million, for the three and nine months ended September 30 , 2022 , respectively . • Tingo Foods revenues for the period from its date of acquisition on February 9 , 2023 , to September 30 , 2023 , were $ 1 . 164 billion . • Group cash balances as of September 30 , 2023 , having invested nearly $ 1 . 6 billion into the growth of the businesses during the nine months, amounted to $ 53 . 4 million, compared to $ 500 . 3 million as of December 31 , 2022 . • On August 31 , 2023 , Tingo Group announced the commencement of a quarterly dividend payment . The foreign exchange conversion for the payment of the first dividend is currently being approved by the Central Bank of Nigeria, the finalization of which is expected imminently . 1 See EBITDA reconciliation in the attached Appendix . EBITDA i s considered a non - GAAP measure of financial performance .

15 Third Quarter 2023 Financial Results Conference Call Financial Highlights Income Statement 1 See EBITDA reconciliation in the attached Appendix . EBITDA i s considered a non - GAAP measure of financial performance . Three Months Ended September 30, Nine Months Ended September 30, 2022 2023 2022 2023 $ in Millions 13.7 $586 $35.3 $2,414.6 Revenue 3.2 137.9 6.5 870.8 Gross Profit (8.7) 50.1 (32.5) 492.5 Operating Income / (Loss) (8.1) 122.6 (29.3) 777.9 EBITDA 1 (8.6) 37.2 (32.6) 457.9 Net Income / (Loss) Before Tax (7.7) 20.7 (30.7) 294.0 Net Income / (Loss) On August 31 , 2023 , the Company announced the commencement of quarterly dividends . The foreign exchange conversion for the payment of the first dividend is currently being approved by the Central Bank of Nigeria, the finalization of which is expected imminently .

16 Third Quarter 2023 Financial Results Conference Call Financial Highlights – EBITDA Reconciliation Three Months Ended September 30 Nine Months Ended September 30 2022 2023 2022 2023 $ in Millions (7.7) 20.7 (30.7) 294.0 Net profit (loss) attributable to Tingo Group, Inc. Adjusted for: (0.5) (0.5) (0.7) (1.2) Net loss attributable to non - controlling stockholders 0.2 0.3 0.6 0.7 Loss from equity investment (0.7) 16.7 (1.8) 164.4 Income tax expenses (benefit) (0.4) 13.6 0.7 35.0 Financial expenses (income), net 0.9 71.8 2.6 285.0 Depreciation and amortization (8.1) 122.6 (29.3) 777.9 Total Non - GAAP EBITDA

17 Third Quarter 2023 Financial Results Conference Call Cash Utilization The Company utilized its substantial cash balances to invest heavily in the growth of the business of Tingo Mobile, Tingo Foods and Tingo DMCC 9 Months September 30, 2023 $ in Millions $711.7 Upfront payments of $711.68 million on the purchase of 6 million handsets for new AFAN customers 369.9 Prepayment to AFAN for produce for Tingo Foods and settlement of their brought forward payables 370.4 Self - funding stock purchases for Tingo DMCC’s export sales 174.0 Tax Payments for Tingo Mobile for FY2022 1,626.0 Total of Notable Payments 53.4 Cash Balance at September 30, 2023 1 1 The U . S . Dollar conversion of the Company’s Naira cash balances was materially adversely impacted by the devaluation of Nigeria’s currency in June 2023

18 Third Quarter 2023 Financial Results Conference Call Balance Sheet Highlights As of December 31, 2022 September 30, 2023 $ in Millions $500.3 $53.4 Cash and cash equivalents 531.2 622.1 Total current assets 1,682.3 1,929.2 Total assets 265.4 457.8 Total current liabilities 90.9 317.0 Total long - term liabilities 553.0 553.0 Convertible Preferred Stock 773.0 601.3 Total stockholders’ equity

19 Third Quarter 2023 Financial Results Conference Call Income Statement

20 Third Quarter 2023 Financial Results Conference Call Uniquely Positioned • Nasdaq - listed profitable company (In 9 Months to Sep 2023 , generated revenues of $ 2 . 41 B and EBITDA 1 of $ 777 . 9 M) • Strong balance sheet and cash generation from operations • Commitment to pay dividends – awaiting Central Bank of Nigeria approval • Full Agri and Food Ecosystem from Seed to Sale • Vast potential for food processing and export businesses • Increasing world food supply ; addressing food shortage and food security crises ; a benefactor of food price inflation • Visa x Tingo partnership and TingoPay SuperApp introduces Tingo into new B 2 C and B 2 B markets • Proven proprietary fintech platforms, replicable in new geographical markets and new sectors • Significant opportunity in Pakistan and Rest of Asia • Prodigious addressable global market • Significant ESG impact 20 1 See EBITDA reconciliation at Page 16 . EBITDA i s considered a non - GAAP measure of financial performance . Third Quarter 2023 Financial Results Conference Call

www.tingogroup.com Company 201 - 225 - 0190 info@tingogroup.com Investor Relations Chris Tyson/Larry Holub 949 - 491 - 8235 TIO@mzgroup.us A Global Fintech & Agri - Fintech Group Making a Difference Delivering Financial Inclusion and Food Security NASDAQ: TIO Q&A